SCHEDULE 14A INFORMATION

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Northern Lights Variable Trust

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Probabilities VIT Fund

a series of

Northern Lights Variable Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 26, 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Variable Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Probabilities VIT Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on February 26, 2016 at 10:00 a.m., Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Probabilities Fund Management, LLC. No fee increase is proposed.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on January 6, 2016 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on February 26, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/probabilitiesvit.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

January 21, 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Probabilities VIT Fund

a series of

Northern Lights Variable Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 26, 2016

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Variable Trust (the “Trust”) on behalf of Probabilities VIT Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on February 26, 2016 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about January 27, 2016.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Probabilities Fund Management, LLC. No fee increase is proposed.

  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 6, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-672-3863.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST, ON BEHALF OF THE FUND, AND PROBABILITIES FUND MANAGEMENT, LLC

Background

Probabilities Fund Management, LLC (“PFM”) and Princeton Fund Advisors, LLC (“Princeton”) have each served as investment co-advisers to the Fund. PFM served as the sole investment adviser to the Fund from May 2013 through March 2014. PFM and PFA served as investment co-advisers to the Fund from April 2014 through November 2015. In November of 2015, Princeton resigned as one of the Fund’s co-advisers after PFM and Princeton concluded that they no longer wished to manage the Fund in a co-advisory structure and the Board agreed that retaining PFM as the sole adviser was in the best interests of the Fund and its shareholders. Concurrently, PFM recommended to the Trust that PFM take over as the Fund’s sole investment adviser and be solely responsible for the day-to-day management of the Fund’s entire portfolio, as it has since the inception date of the Fund.

The Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and PFM (the “New Agreement”). The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement among the Trust, on behalf of the Fund, Princeton and PFM (the “Prior Agreement”), except that (i) the date of its execution, effectiveness, and expiration are changed; (ii) Princeton no longer serves as one of the Fund’s co-investment advisers; and (iii) PFM serves as the Fund’s sole investment adviser. Under the Prior Agreement, PFM and Princeton were entitled to receive an aggregate annual advisory fee equal to 1.35% of the Fund's average daily net assets, which was allocated between PFM and Princeton pursuant to a separate agreement between the two firms. Under the New Agreement, the Fund will pay advisory fees of 1.35% of the Fund’s average net assets to PFM for its services as the Fund’s investment adviser. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement. Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement.

Previously, Princeton and PFM acted as the Fund’s co-advisers with each executing such services as required under the Prior Agreement as they determined between themselves. Both Princeton and PFM were responsible for management of the Fund’s portfolio and assuring that investments were made according to the Fund’s investment objective, policies and restrictions. PFM intends to be solely responsible for managing the Fund’s portfolio and does not intend to use a co-adviser or a sub-adviser.

PFM was founded in 2007, is headquartered in San Diego, California, and provides investment management and advisory services to registered investment companies and separately managed accounts. As of November 30, 2015, PFM had approximately $193,944,025 in assets under management.

At a meeting held on November 17-18, 2015 (the “Board Meeting”), the Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and PFM (the “Interim Agreement”), and the New Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement. The Interim Agreement allows PFM to manage the Fund as its investment adviser while the Board solicits this shareholder approval for the New Agreement.

PFM began managing the Fund pursuant to the Interim Agreement on December 14, 2015. The Interim Agreement is effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are similar in all material respects to

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those of the Prior Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Princeton no longer serves as one of the Fund’s co-investment advisers, (iii) PFM serves as the Fund’s sole investment adviser; and (iv) all fees earned by PFM under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement. If the Fund’s shareholders approve the New Agreement, the escrowed management fees will be paid to PFM.

The Advisory Agreement

Under the terms of the Prior Agreement, Princeton and PFM were entitled to receive an annual advisory fee from the Fund equal to 1.35% of the Fund’s average daily net assets, to be allocated between Princeton and PFM pursuant to a separate agreement between PFM and Princeton. For such compensation, Princeton and PFM managed the Fund’s portfolio and assured that investments were made according to the Fund’s investment objective, policies and restrictions. The Board, including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved the Prior Agreement at a meeting held on November 12, 2013. During the fiscal year ended December 31, 2015, the Fund incurred $514,536 in advisory fee expenses of which $7,735 were waived. Under the Prior Agreement, the Fund paid the full advisory fee to Princeton and Princeton was responsible for paying a portion of that fee to PFM. During the fiscal year ended December 31, 2015, PFM earned $516,801 in advisory fees.

Princeton and PFM had contractually agreed to reduce their fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until April 30, 2016, to ensure that the Fund’s ordinary and direct operating expenses would not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class 1	Class 2
2.24%	2.39%

The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Under the New Agreement, PFM will receive an annual fee from the Fund equal to 1.35% of the Fund’s average daily net assets. PFM also has contractually agreed to reduce its fees and to reimburse expenses (the “New Expense Limitation Agreement”) from the date of effectiveness of the New Agreement, if approved by shareholders, at least until April 30, 2017 as well as for the term of the Interim Agreement (the “Interim Expense Limitation Agreement”) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) do not exceed the following percentages of the daily average net assets attributable to each class of the Fund’s shares.

Class 1	Class 2
2.24%	2.39%

The New Expense Limitation Agreement and the Interim Expense Limitation Agreement also provide that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in

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future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Subject to shareholder approval, the Trust, on behalf of the Fund, will enter into the New Agreement with PFM. If the New Agreement is not approved by the shareholders of the Fund, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Agreement will become effective with respect to the Fund upon approval by the shareholders of the Fund. The New Advisory Agreement will be similar in all material respects to Prior Agreement, except that (i) the date of its execution, effectiveness, and expiration are changed; (ii) Princeton no longer serves as one of the Fund’s co-investment advisers; and (iii) PFM serves as the Fund’s sole investment adviser. Under the Prior Agreement, PFM and Princeton were entitled to receive an aggregate annual advisory fee equal to 1.35% of the Fund's average daily net assets, which was allocated between PFM and Princeton pursuant to a separate agreement between PFM and Princeton. Under the New Agreement, the Fund will pay advisory fees of 1.35% of the Fund’s average net assets to PFM for its services as the Fund’s investment adviser. The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. Like the Prior Agreement, the New Agreement automatically terminates on assignment, and it is terminable upon 60 days’ prior written notice by (i) PFM given to the Fund or (ii) the Fund given to PFM.

The New Agreement, like the Prior Agreement and the Interim Agreement, provides that PFM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning PFM

PFM is a California limited lability company located at 1665 Union Street, Suite A, San Diego, California 92101. The names, titles addresses, and principal occupations of the principal executive officers of PFM are set forth below:

Name and Address*:	Title	Principal Occupation:
Joseph Childrey	Managing Member	Founder and chief Investment Officer of PFM
David Rabin	President	President of PFM
Jonathan Chatfield	Chief Compliance Officer	Chief Portfolio Manager of PFM
Mary Gray	Executive Vice President Operations	Chief Operating Officer of PFM

*Each officer’s address is in care of Probabilities Fund Management, LLC, 1665 Union Street, Suite A, San Diego, California 92101.

Joseph Childrey is PFM’s principal owner and holds a majority of the firm’s voting equity interests.

PFM also serves as investment adviser to Probabilities Fund (“NLFT Probabilities Fund”), a series of Northern Lights Fund Trust. As of December 23, 2015, NLFT Probabilities Fund had assets of $34,544,910. Pursuant to an advisory agreement, PFM receives an annual fee of 1.35% for investment advisory services to NLFT Probabilities Fund. The board of trustees for Northern Lights Fund Trust is also seeking approval of a new advisory agreement with PFM with respect to the NLFT Probabilities Fund.

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Evaluation by the Board of Trustees

The New Agreement was approved by the majority of the Board, including the Independent Trustees, at an in-person meeting held on November 17–18, 2015. The Board reviewed the materials provided by PFM in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Trustees noted that PFM, founded in 2007, currently manages approximately $190 million in assets, and specializes in the management of a tactical long/short equity trend following strategy for separately managed accounts and mutual funds. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund taking into consideration their education and financial industry experience noting each member of the investment team has over 20 years of diverse experience in the areas of hedge fund management, research, operations, and compliance. The Trustees considered that PFM’s investment decision making approach is systematic and actively managed based on a proprietary process that employs both strategic and tactical research. They acknowledged that although not all strategy risks can be eliminated, PFM monitors ETF liquidity risk and will invest in more than one ETF or use futures contracts of similar asset classes to mitigate risk. Additionally, they noted that the strategy’s use of S&P 500 Equity ETFs, there is a volatility risk element which PFM has addressed through the employment of a systematic risk management overlay. They noted PFM reported no material compliance or litigation issues since the prior advisory agreement approval. Referencing the June 23, 2015 memorandum to the Board outlining PFM’s compliance program and enhancements made, the Board noted that it appreciates that PFM, in anticipation of its role as sole adviser, has dedicated additional resources to the management of the Fund. The Board noted PFM retained the services of legal counsel with registered investment adviser and mutual fund expertise to assist with its compliance program. The Board determined to continue to monitor PFM’s compliance program through the Trust’s CCO. The Board concluded that PFM has invested in resources in order to prepare itself to be the sole adviser to the Fund, and should provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that over the five year period ended September 2, 2015, another mutual fund managed by PFM, NLFT Probabilities Fund, which utilizes the same strategy as the Fund, outperformed the Morningstar Long/Short Equity category by over 700 bps (inclusive of the performance NLFT Probabilities Fund’s predecessor hedge fund for which PFM also served as adviser). They further noted that NLFT Probabilities Fund outperformed the Morningstar Long/Short Equity category over the three year period ended September 2, 105, but by a smaller margin. The Trustees reviewed the Fund’s and NLFT Probabilities Fund’s MPT statistics noting that, for the three year period ended August 31, 2015, NLFT Probabilities Fund (inclusive of hedge fund performance) exhibited a higher standard deviation (a measure of dispersion showing how widely a portfolio’s returns varied over a certain period of time) and higher return than the Morningstar Long/Short Equity category, but also provide a slightly lower Sharpe ratio (a method of calculating risk-adjusted returns). They considered that the strategy has had shorter periods of underperformance attributable to holding cash during rising markets and being leveraged during declining markets. They agreed that over the long term the strategy appears to have achieved the stated objective of capital appreciation. The Trustees noted PFM will continue to implement the same investment strategy, and agreed that they expect to see long term benefits to shareholders and agreed PFM should be retained.

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Fees and Expenses. The Trustees noted PFM will charge a fee of 1.35% for advisory services to the Fund, which is higher than the peer group average (1.18%) and Morningstar Long/Short Equity category average (1.24%). They reviewed the peer group composition noting the wide dispersion of size of the funds in the peer group. They considered that although the advisory fee is higher than the average for its benchmarks, it is well within the range of fees charged by both the peer group and Morningstar category. The Trustees noted the Fund’s net expense ratio of 2.37% was higher than the average, but within the range of both the peer group and Morningstar Long/Short Equity category average. The Trustees considered the significant time and effort required to manage the Fund noting that the overall advisory fee is not proposed to increase as compared to the total fee under the previous co-advisory agreement. After further discussion, the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time but noted PFM’s willingness to consider the implementation of breakpoints when the Fund’s assets reach a certain level. They also considered PFM’s agreement to contractually limit Fund expenses. After discussion, it was the consensus of the Trustees that based on current size of the Fund, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increase.

Profitability. The Trustees reviewed PFM’s (projected) pro-forma profitability analysis provided by PFM. They noted PFM anticipates realizing a profit over each of the next two years in connection with its relationship with the Fund, but agreed that in each case it was not unreasonable in terms of actual dollars or percentage of revenue. The Trustees noted that PFM believes the anticipated profit to be realized in connection with the Fund is reasonable given the level of commitment from PFM. After a discussion, the Trustees concluded PFM’s profitability was reasonable.

Conclusion. Having requested and received such information from PFM as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the New Agreement is in the best interests of the shareholders of Probabilities Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Variable Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 2, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains PFM as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

Shares of the Fund have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy.  Shares of the Fund are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans.  Accordingly, the insurance companies, as the record owners of the shares of the Fund are, in most cases, the true "shareholders" of the Fund.  Holders of Variable Contracts ("Variable Contract Holders") that are registered with the SEC generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposal set forth in this Proxy Statement for the Fund that they have chosen as an investment option.

The Separate Accounts of the participating insurance companies are the record owners of the shares of the Fund.  The participating insurance companies will vote the shares of the Fund at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  Participating insurance companies, which through Separate Accounts hold shares of the Fund, will be counted as the Fund’s shareholders in determining whether a quorum is present.  Because a significant percentage of the Fund’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting

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As of the Record Date, there were 3,721,410.738 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The Trust, on behalf of the Fund, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares.  Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Fund

JEFFERSON NATIONAL LIFE	2,757030.303	74.08%
INSURANCE COMPANY
10350 Ormsby Park Place
Louisville, KY 40223

SECURITY BENEFIT LIFE	937,369.437	25.18%
VARIABLE ANNUITY ACCOUNT XIV
One Security Benefit Place
Topeka, KS 66636-0001

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

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SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions, LLC are approximately $6,500. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by PFM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and PFM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and PFM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on February 26, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyvote.com/docs/probabilitiesvit.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: January 21, 2016

If you have any questions before you vote, please call our proxy information line at 1-800-814-2879. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS VARIABLE TRUST

and

PROBABILITIES FUND MANAGEMENT, LLC

AGREEMENT (the "Agreement"), made as of _________, 2016 between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust") and Probabilities Fund Management, LLC, a California limited liability corporation (the "Adviser") located at 1665 Union Street, Suite A, San Diego, CA 92101.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by

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Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

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2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

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2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

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5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this

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Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Variable Trust and the Fund may be identified, in part, by the name "Northern Lights."

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17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS VARIABLE TRUST

By: ____________________________

Name: Andrew Rogers

Title: President

PROBABILITIES FUND MANAGEMENT, LLC

By: ____________________________

Name: Joseph Childrey

Title: President

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NORTHERN LIGHTS VARIABLE TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Probabilities VIT Fund	1.35%

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PROBABILITIES VIT FUND

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** with a live operator when you call toll-free **1-800-814-2879** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints **Jim Colantino, Andrew Rogers**, and **James Ash** each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Probabilities VIT Fund, a series of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on February 26, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 814-2879. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Trustees of the Trust unanimously recommends that you vote "for" the proposal.

To vote, mark one box in blue or black ink. Example: ●

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]